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                                1,850,010 SHARES

                               HS RESOURCES, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                                October 9, 1997

LEHMAN BROTHERS INC.
MERRILL LYNCH & CO.
PETRIE PARKMAN & CO.
As Representatives of the several
  Underwriters named in Schedule 1,
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Dear Sirs:

                  Natural Gas Partners, L.P., a Delaware limited partnership (the "Selling Stockholder"), proposes to sell an aggregate of 1,850,010 shares (the "Stock") of the common stock, par value $0.001 per share (the "Common Stock"), of HS Resources, Inc., a Delaware corporation (the "Company"). This is to confirm the agreement concerning the purchase of the Stock from the Selling Stockholder by the Underwriters named in Schedule 1 hereto (the "Underwriters").

                  1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

                           (a) A registration statement on Form S-3 (No.
                  333-28825) with respect to the Stock has (i) been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933 (the "Securities Act") and the rules and regulations (the "Rule and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and the amendment thereto have been delivered by the Company to you as the Representatives (the "Representatives") of the Underwriters. As used in this Agreement, "Registration Statement" means such registration statement, as amended to the date of this Agreement, including the exhibits and schedules thereto, if any, and all documents incorporated by reference or deemed to be incorporated by reference therein and the exhibits and schedules thereto and all information contained in the final Prospectus (as defined herein) filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; "Effective Time" means the date and the time as of which the Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Basic Prospectus" means the prospectus included in the Registration Statement; "Preliminary Prospectus" means any preliminary form of Prospectus


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                  specifically relating to the Stock, in the form first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 of the Rules and Regulations; "Prospectus Supplement" means any prospectus supplement specifically relating to the Stock, in the form first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 of the Rules and Regulations; and "Prospectus" means the Basic Prospectus, together with the Prospectus Supplement, except that if such Basic Prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement was first filed with the Commission pursuant to Rule 424 of the Rules and Regulations, the term "Prospectus" shall refer to the Basic Prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the United States Securities Exchange Act of 1934 (the "Exchange Act") after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to
                  Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of the Prospectus or the effectiveness of the Registration Statement.

                           (b) The Registration Statement conforms, and the
                  Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, the light of the circumstances in which they were made) not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

                           (c) The documents incorporated or deemed to be
                  incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of


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                  a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                           (d) The Company and each of its subsidiaries (as
                  defined in Section 17) have been duly incorporated or formed and are validly existing as corporations or partnerships in good standing under the laws of their respective jurisdictions of incorporation or formation, are duly qualified to do business and are in good standing as foreign corporations or partnerships in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (except where the failure to so qualify would not result in a material adverse effect on the condition, financial or otherwise, results of operations or business prospects of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"), and have all power (corporate and other) and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged as described in the Prospectus; and none of the subsidiaries of the Company (other than Orion Acquisition, Inc., HSRTW, Inc., HS Energy Services, Inc. and Resources Gathering Systems, Inc. (collectively, the "Significant Subsidiaries")) is a "significant subsidiary" as such term is defined in Rule 405 of the Rules and Regulations.

                           (e) The Company has an authorized capitalization as
                  set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained or incorporated by reference in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

                           (f) The shares of the Stock to be sold by the
                  Selling Stockholder to the Underwriters hereunder have been duly and validly authorized and issued and are fully paid and non-assessable.

                           (g) This Agreement has been duly authorized,
                  executed and delivered by the Company.

                           (h) The execution, delivery and performance of this
                  Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or


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                  constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

                           (i) There are no contracts, agreements or
                  understandings between the Company and any person granting such person the right (other than rights which have been waived, satisfied or not exercised) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                           (j) Except as described in the Prospectus, the
                  Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to outstanding options, rights or warrants or under Company equity incentive plans.

                           (k) Neither the Company nor any of its subsidiaries
                  has sustained, since the date of the latest audited financial statements incorporated by reference in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or incorporated by reference in the Prospectus, except for such losses, interferences, disputes, actions, orders or decrees that do not have individually or in the aggregate a Material Adverse Effect; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or incorporated by reference in the Prospectus.



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                           (l) The financial statements (including the related
                  notes and supporting schedules) filed as part of the Registration Statement or incorporated by reference in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise stated therein.

                           (m) Arthur Anderson L.L.P., who have certified
                  certain financial statements of the Company, whose report is incorporated by reference in the Prospectus and who have delivered the initial letter referred to in Section 9(g) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations

                           (n) Williamson Petroleum Consultants, Inc. and
                  Netherland Sewell & Associates, Inc., whose reports are incorporated by reference in the Prospectus, as of the date of such report, and are, as of the date hereof, independent petroleum engineers with respect to the Company.

                           (o) The Company and each of its subsidiaries have
                  good and indefeasible title to all items of real property and good title to all personal property owned by them, in each case free and clear of all security interests, liens, encumbrances, equities, claims and other defects except such as are described in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and the Company and its subsidiaries have valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by them, with such exceptions as are not material and do not interfere with the business of the Company and its subsidiaries, taken as a whole, in each case except as described in or contemplated in the Prospectus.

                           (p) The Company and each of its subsidiaries carry,
                  or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies of similar size and engaged in similar businesses in similar industries.

                           (q) The Company and each of its subsidiaries own or
                  possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and intellectual property licenses necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.



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                           (r) Except as set forth in the Registration
                  Statement, the Prospectus or in the documents incorporated by reference, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a Material Adverse Effect; and to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                           (s) The conditions for use of Form S-3, as set forth
                  in the General Instructions thereto, have been satisfied by the Company.

                           (t) There are no contracts or other documents which
                  are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

                           (u) No relationship, direct or indirect, exists
                  between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described in the Prospectus or incorporated therein by reference as permitted by the Rules and Regulations.

                           (v) No labor disturbance by the employees of the
                  Company exists or, to the knowledge of the Company, is imminent which reasonably could be expected to have a Material Adverse Effect.

                           (w) The Company is in compliance in all material
                  respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or
                  (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                           (x) The Company has filed all federal, state and
                  local income and franchise tax returns required to be filed through the date hereof or has timely requested extensions thereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the


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                  Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) a Material Adverse Effect.

                           (y) Since the date as of which information is given
                  in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not
                  (i) issued or granted any securities (except pursuant to Company equity incentive plans), (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

                           (z) The Company (i) makes and keeps accurate books
                  and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's general or specific authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

                           (aa) Neither the Company nor any of its subsidiaries
                  (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except, in the case of (ii) or (iii) above, for such defaults and violations that would not have a Material Adverse Effect.

                           (ab) Neither the Company nor any of its
                  subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                           (ac) Except as disclosed or incorporated by
                  reference in the Prospectus, there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous


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                  substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

                           (ad) Neither the Company nor any subsidiary is an
                  "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

                           (ae) Any certificate signed by any officer of the
                  Company and delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                  2. Representations, Warranties and Agreements of the Selling Stockholder. The Selling Stockholder represents, warrants and agrees that:

                           (a) The Selling Stockholder has, and immediately
                  prior to the Delivery Date (as defined in Section 5 hereof) the Selling Stockholder will have, valid and marketable title to the shares of Stock to be sold by the Selling Stockholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such shares and payment therefor pursuant hereto, valid and marketable title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

                           (b) The Selling Stockholder has full right, power
                  and authority to enter into this Agreement, and any escrow agreement, custody agreement or other similar instrument that may be required in connection with the delivery of the shares of Stock to the Underwriters (the "Ancillary Documents"); the execution, delivery and performance of this Agreement and the Ancillary Documents, if any, by the Selling


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                  Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such actions result in any violation of the provisions of the partnership agreement of the Selling Stockholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement and the Ancillary Documents, if any, by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby.

                           (c) The Selling Stockholder Information (as defined
                  in Section 10(b)) furnished by the Selling Stockholder does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                           (d) The Selling Stockholder, without having
                  conducted any independent investigation into the affairs of the Company, has no knowledge that the representations and warranties of the Company contained in Section 1 hereof are not materially true and correct, is familiar with the Registration Statement and the Prospectus (as amended or supplemented) and has no knowledge of any material fact, condition or information not disclosed in the Prospectus (or any amendment or supplement thereto), as of the applicable filing date, which has adversely affected or may adversely affect the business of the Company and is not prompted to sell shares of Common Stock by any information concerning the Company which is not set forth in the Prospectus.

                           (e) The Selling Stockholder has not taken and will
                  not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

                           (f) The Selling Stockholder has advised the
                  Representatives if either it or any of its affiliates directly, or indirectly through one or more of its intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(q) of the By-laws of the National


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                  Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc.

                  3. Purchase of the Stock by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Selling Stockholder hereby agrees to sell the Stock to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Stock set opposite that Underwriter's name in Schedule 1 hereto. The respective purchase obligations of the Underwriters with respect to the Stock shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

                  The price of the Stock shall be $16.87 per share.

                  The Selling Stockholder shall not be obligated to deliver any of the Stock to be delivered on the Delivery Date, except upon payment for all the Stock to be purchased on the Delivery Date as provided herein.

                  4. Offering of Stock by the Underwriters. Upon authorization by the Representatives of the release of the Stock, the several Underwriters shall offer the Stock for sale upon the terms and conditions set forth in the Prospectus.

                  5. Delivery of and Payment for the Stock. Delivery of and payment for the Stock shall be made at the office of Davis, Graham & Stubbs LLP, 370 Seventeenth Street, Suite 4700, Denver, CO 80201, at 9:00 A.M., Denver time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Selling Stockholder. This date and time are sometimes referred to as the "Delivery Date." On the Delivery Date, the Selling Stockholder shall deliver or cause to be delivered certificates representing the Stock to the Representatives for the account of each Underwriter against payment to or upon the order of the Selling Stockholder of the purchase price by wire transfer in immediately available funds to a bank account designated by the Selling Stockholder in writing to the Representatives. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Stock shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Stock, the Selling Stockholder shall make the certificates representing the Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Delivery Date.

                  On the Delivery Date, the Selling Stockholder will pay, or cause to be paid, the commission payable on the Delivery Date to the Underwriters under the last paragraph of Section 3 by certified or official bank check or checks payable in New York Clearing House (next-day) funds.

                  6. Further Agreements of the Company. The Company agrees:



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                           (a) To prepare the Prospectus in a form approved by
                  the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; except for such post-effective amendment made under Rule 462(d) under the Securities Act, which amendment shall be approved by the Representatives, to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Delivery Date except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                           (b) To furnish promptly to each Representative and
                  to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

                           (c) To deliver promptly to each Representative such
                  number of the following documents as such Representative shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and
                  (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Stock and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as each Representative may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

                           (d) To file promptly with the Commission any
                  amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

                           (e) During the period when a prospectus is required
                  to be delivered in connection with the offering or sale of the Stock, prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus, any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to each Representative and counsel for the Underwriters and obtain the consent of the Representatives to the filing;

                           (f) As soon as practicable after the Effective Date,
                  to make generally available to the Company's security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

                           (g) For a period of five years following the
                  Effective Date, to furnish to the Representatives copies of all materials furnished by the Company to its stockholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

                           (h) Promptly from time to time to take such action
                  as the Representatives may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock;

                           (i) For a period of 45 days from the Delivery Date,
                  not to, directly or indirectly, (i) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock), or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock, other than grants of options pursuant to the Company's employee or director option plans existing on the date hereof, or (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc.;

                           (j) Prior to the Effective Date, to apply for the
                  listing of the Stock on the New York Stock Exchange, Inc. and to use its best efforts to complete that listing, subject only to official notice of issuance, prior to the Delivery Date; and

                           (k) To take such steps as shall be necessary to
                  ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

                  7. Further Agreements of the Selling Stockholder. The Selling Stockholder agrees:

                           (a) Except for Permitted Dispositions (as defined
                  below), for a period of 90 days from the Delivery Date, not to, directly or indirectly, (i) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future
                  of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock) or
                  (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc. The foregoing sentence shall not apply to the shares of Common Stock to be sold hereunder. "Permitted Dispositions" mean (i) a bona fide gift, provided that the donee thereof agrees in writing to be bound by the restrictions imposed by this Section 7(a), (ii) a distribution to partners of the Selling Stockholder and its general partner, provided that such distributees agree in writing to be bound by the restrictions imposed by this
                  Section 7(a), or (iii) a transfer to an affiliate of the Selling Stockholder, provided that the affiliate agrees in writing to be bound by the restrictions imposed by this
                  Section 7(a).

                           (b) That the Stock to be sold by the Selling
                  Stockholder hereunder is subject to the interest of the Underwriters and that the obligations of the Selling Stockholder hereunder shall not be terminated by any act of the Selling Stockholder, by operation of law or the occurrence of any other event.

                           (c) To deliver to the Representatives prior to the
                  Delivery Date a properly completed and executed United States Treasury Department Form W-9.

                  8. Expenses. The Company agrees to pay: (a) the costs incident to the authorization, issuance, sale and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Stock; (e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Stock; (f) any applicable listing or other fees; (g) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 6(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); and (h) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholder under this Agreement; provided that, except as provided in this Section 8 and in Section 13, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Stock which they may sell, the expenses of advertising any offering of the Stock made by the Underwriters and the expenses of the roadshow (excluding the Company's air and rail transportation and lodging expenses), and the Selling Stockholder shall pay the fees and expenses of its counsel, the costs of delivering and distributing the Ancillary Documents, if any, and any transfer taxes payable in connection with its sale of Stock to the Underwriters. The provisions of this Section 8 shall not affect any agreement that the Company and the Selling Stockholder have or may make for the sharing of the foregoing costs and expenses.

                  9. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Company and the Selling Stockholder contained herein, to the performance by the Company and the Selling Stockholder of their obligations hereunder, and to each of the following additional terms and conditions:

                           (a) The Prospectus shall have been timely filed with
                  the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

                           (b) No Underwriter shall have discovered and
                  disclosed to the Company on or prior to the Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                           (c) All corporate proceedings and other legal
                  matters incident to the authorization, form and validity of this Agreement, the Ancillary Documents, if any, the Stock, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Selling Stockholder shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                           (d) Davis, Graham & Stubbs LLP shall have furnished
                  to the Representatives their written opinion, as counsel to the Company, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                                    (i) The Company and each of the Significant
                           Subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (except where the failure to so qualify or be in good standing would not reasonably be expected to have a Material Adverse Effect) and have all corporate power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged;

                                   (ii) The Company has an authorized
                           capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the shares of Stock being delivered on the Delivery Date) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained or incorporated by reference in the Prospectus and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and (except as disclosed or incorporated by reference in the Prospectus and for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all perfected security interests and, to the knowledge of such counsel, any other liens, encumbrances or claims;

                                  (iii) There are no preemptive or other rights
                           to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company's charter or by-laws or any agreement or other instrument of the Company known to such counsel;

                                   (iv) To such counsel's knowledge, there are
                           no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would likely have a Material Adverse Effect; and, to such counsel's knowledge, no such proceedings are threatened by governmental authorities or threatened by others;

                                    (v) The Registration Statement was declared
                           effective under the Securities Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                                   (vi) The Registration Statement and the
                           Prospectus and any further amendments or supplements thereto made by the Company prior to the Delivery Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; and the documents incorporated by reference in the Prospectus and any further amendment or supplement to any such incorporated document made by the Company prior to the Delivery Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

                                  (vii) To such counsel's knowledge, there are
                           no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations;

                                 (viii) This Agreement has been duly
                           authorized,  executed and delivered by the Company;

                                   (ix) Neither the Company nor any subsidiary
                           is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder;

                                    (x)  The sale of the shares of Stock being
                           delivered on the Delivery Date by the Selling Stockholder and the compliance by the Company with its obligations under this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company; and

                                   (xi) To such counsel's knowledge, there are
                           no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived, satisfied or not exercised) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                  In rendering such opinion, such counsel may (i) state that their opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware and that such counsel is not admitted in the State of Delaware and (ii) rely as to matters of fact (but not legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Representatives, to the effect that (i) such counsel has acted as counsel to the Company on a regular basis (although the Company is also represented by its General Counsel and, with respect to certain other matters, by other outside counsel), has acted as counsel to the Company in connection with previous financing transactions and has acted as counsel to the Company in connection with the preparation of the Registration Statement, and (ii) based on the foregoing, no facts have come to the attention of such counsel which lead them to believe that (A) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (B) any document incorporated by reference in the Prospectus or any further amendment or supplement to any such incorporated document made by the Company prior to the Delivery Date, when they became effective or were filed with the Commission as the case may be, contained in the case of a registration statement which became effective under the Securities Act, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, such counsel need express no belief with respect to the financial statements, financial schedules, other financial or statistical data (including any reserve, production and cost data) and any geologic information included in or incorporated by reference in the Prospectus and any amendment or supplement thereto.

                           (e) The counsel for the Selling Stockholder shall
                  have furnished to the Representatives his written opinion, as counsel to the Selling Stockholder, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                                    (i) The Selling Stockholder has full right,
                           power and authority to enter into this Agreement and the Ancillary Documents, if any; the execution, delivery and performance of this Agreement and the Ancillary Documents, if any, by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such actions result in any violation of the provisions of the limited partnership agreement of the Selling Stockholder or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement and the Ancillary Documents, if any, by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby;

                                   (ii) This  Agreement  has been duly executed
                           and delivered by or on behalf of the Selling
                           Stockholder;

                                  (iii) The Ancillary Documents, if any, have
                           been duly executed and delivered by the Selling Stockholder and constitute valid and binding agreements of the Selling Stockholder, enforceable in accordance with their respective terms;

                                   (iv) Immediately prior to the Delivery Date,
                           the Selling Stockholder had valid and marketable title to the shares of Stock to be sold by the Selling Stockholder under this Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver such shares to be sold by the Selling Stockholder hereunder; and

                                    (v) Valid and marketable title to the
                           shares of Stock to be sold by the Selling
                           Stockholder under this Agreement, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters who have purchased such Stock pursuant to the provisions of this Agreement.

                  In rendering such opinion, such counsel may (i) state that his opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of Texas and the Delaware Revised Uniform Limited Partnership Act and that such counsel is not admitted in the State of Delaware and (ii) in rendering the opinion in Section 9(e)(iv) above, rely upon a certificate of the Selling Stockholder in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on the shares of Stock sold by the Selling Stockholder, provided that such counsel shall furnish copies thereof to the Representatives and state that he believes that both he and the Underwriters are justified in relying upon such certificate. Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Representatives, to the effect that (A) such counsel has acted as counsel to the Selling Stockholder on a regular basis and has acted as counsel to the Selling Stockholder in connection with the preparation of the Registration Statement, and (B) based on the foregoing, no facts have come to the attention of such counsel which lead him to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact relating to the Selling Stockholder or omitted to state such a material fact required to be stated therein or necessary in order to make the statements therein relating to the Selling Stockholder not misleading, or that the Prospectus contains any untrue statement of a material fact relating to the Selling Stockholder or omits to state such a material fact required to be stated therein or necessary in order to make the statements therein relating to the Selling Stockholder, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus.

                           (f) The Representatives shall have received from
                  Akin, Gump, Strauss, Hauer & Feld, LLP, counsel for the Underwriters, such opinion or opinions, dated the Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                           (g) At the time of execution of this Agreement, the
                  Representatives shall have received from Arthur Andersen LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

                           (h) With respect to the letter of Arthur Andersen
                  LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated the Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

                           (i) The Company shall have furnished to the
                  Representatives a certificate, dated the Delivery Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that:

                                    (i) The representations, warranties and
                           agreements of the Company in Section 1 are true and correct as of the Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 9(a) and 9(k) have been fulfilled; and

                                   (ii) They have carefully examined the
                           Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which is required under the Securities Act to be set forth in a supplement or amendment to the Registration Statement or the Prospectus.

                           (j) The Selling Stockholder shall have furnished to
                  the Representatives on the Delivery Date a certificate, dated the Delivery Date, signed by, or on behalf of, the Selling Stockholder stating that the representations, warranties and agreements of the Selling Stockholder contained herein are true and correct as of the Delivery Date and that the Selling Stockholder has complied with all agreements contained herein to be performed by the Selling Stockholder at or prior to the Delivery Date.

                           (k) (i) Neither the Company nor any of its
                  subsidiaries shall have sustained since the date hereof or the respective dates as of which information is given in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or incorporated by reference in the Prospectus, except such losses, interferences, disputes, actions, orders or decrees that do not individually or in the aggregate have a Material Adverse Effect or (ii) since such dates there shall not have been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or incorporated by reference in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

                           (l) Subsequent to the execution and delivery of this
                  Agreement there shall not have occurred any of the following:
                  (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

                           (m) The New York Stock Exchange, Inc. shall have
                  approved the Stock for listing, subject only to official notice of issuance.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

                  10. Indemnification and Contribution.

                           (a) The Company and Orion Acquisition, Inc., HSRTW,
                  Inc. and HS Energy Services, Inc., its principal operating subsidiaries (the "Principal Subsidiaries") jointly and severally, shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Stock under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), or (ii) the omission or alleged omission to state in any

                  Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company and the Principal Subsidiaries shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Company or the Principal Subsidiaries may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

                           (b) The Selling Stockholder shall indemnify and hold
                  harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
                  (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter, its officers and employees and each such controlling person for any legal or other expenses reasonably incurred by that Underwriter, its officers and employees or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholder shall be obligated under this Section 10(b) to indemnify and hold harmless and reimburse the expenses of each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, only to the extent that such loss, claim, damage or action arises out of, or is based upon, any untrue statement or omission or alleged untrue statement or omission of a material fact made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder ("Selling Stockholder Information") expressly for use in any Preliminary Prospectus, the Registration Statement, or the Prospectus or in any such amendment or supplement; provided, further, that the Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Selling Stockholder may otherwise have to any Underwriter or any officer, employee or controlling person of that Underwriter.

                           (c) Each Underwriter, severally and not jointly,
                  shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
                  (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer, employee or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

                           (d) Promptly after receipt by an indemnified party
                  under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent such indemnified party if the indemnified party shall have been advised by counsel that there may be legal defenses available to it which are different from or in addition to those available to such indemnifying party, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                           (e) If the indemnification provided for in this
                  Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under
                  Section 10(a), 10(b) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, the Principal Subsidiaries and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Principal Subsidiaries, and the Selling Stockholder on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations; provided, however, that the Selling Stockholder shall have an obligation to contribute under this Section 10(e) only with respect to losses, liabilities, claims, damages or expenses arising out of an untrue statement or omission or alleged untrue statement or omission of a material fact made in reliance upon and in conformity with Selling

                  Stockholder Information. The relative benefits received by the Company, the Principal Subsidiaries, and the Selling Stockholder on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company, the Principal Subsidiaries, and the Selling Stockholder, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Stock under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Principal Subsidiaries, the Selling Stockholder or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Company shall be deemed to be also for the benefit of the Principal Subsidiaries and information supplied by the Company shall also be deemed to have been supplied by the Principal Subsidiaries. The Company, the Principal Subsidiaries, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.

                           (f) The Underwriters severally confirm and the
                  Company acknowledges that the statements with respect to the public offering of the Stock by the Underwriters set forth on the cover page of, the legend concerning stabilization on the inside front cover page of and the information under the caption "Underwriting" in, the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

                  11. Defaulting Underwriters. If, on the Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Stock which the defaulting Underwriter agreed but failed to purchase on the Delivery Date in the respective proportions which the number of shares of the Stock set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of shares of the Stock set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Stock on the Delivery Date if the total number of shares of the Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 10% of the total number of shares of the Stock to be purchased on the Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Stock which it agreed to purchase on the Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Stock to be purchased on the Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on the Delivery Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholder, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 11, purchases Stock which a defaulting Underwriter agreed but failed to purchase.

                  Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company and the Selling Stockholder for damages caused by its default. If other underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

                  12. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company and the Selling Stockholder prior to delivery of and payment for the Stock if, prior to that time, any of the events described in Sections 9(k) or 9(l), shall have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

                  13. Reimbursement of Underwriters' Expenses. If the Selling Stockholder shall fail to tender the Stock for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company or the Selling Stockholder to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company or the Selling Stockholder is not fulfilled, the Company and the Selling Stockholder will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company and the Selling Stockholder shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 11 by reason of the default of one or more Underwriters, neither the Company nor the Selling Stockholder shall be obligated to reimburse any defaulting Underwriter on account of those expenses.

                  14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                           (a) if to the Underwriters, shall be delivered or
                  sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax:
                  212-526-6588), with a copy, in the case of any notice pursuant to Section 10(d), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 3 World Financial Center, 10th Floor, New York, NY 10285;

                           (b) if to the Company or to the Principal
                  Subsidiaries, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: James M. Piccone, Esq. (Fax: (303) 296-3601); and

                           (c) if to the Selling Stockholder, shall be
                  delivered or sent by mail, telex or facsimile transmission to the Selling Stockholder at the address set forth on Schedule 2 hereto;

provided, however, that any notice to an Underwriter pursuant to Section 10(d) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Stockholder shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc.

                  15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Stockholder and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company and the Selling Stockholder contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act (b) the indemnity agreement of the Underwriters contained in
Section 10(c) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  16. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Principal Subsidiaries, the Selling Stockholder and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

                  17. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

                  18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

                  19. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                  20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.


           [The remainder of this page is intentionally left blank.]

                  If the foregoing correctly sets forth the agreement among the Company, the Principal Subsidiaries, the Selling Stockholder and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                       Very truly yours,

                                       HS RESOURCES, INC.



                                       By: /s/ Nicholas J. Sutton
                                           -----------------------------------
                                           Nicholas J. Sutton
                                           Chief Executive Officer


                                       ORION ACQUISITION, INC., a Principal
                                       Subsidiary


                                       By: /s/ Nicholas J. Sutton
                                           -----------------------------------
                                           Nicholas J. Sutton
                                           Chief Executive Officer


                                       HSRTW, INC., a Principal Subsidiary


                                       By: /s/ Nicholas J. Sutton
                                           -----------------------------------
                                           Nicholas J. Sutton
                                           Chief Executive Officer


                                       HS ENERGY SERVICES, INC., a Principal
                                       Subsidiary


                                       By: /s/ Nicholas J. Sutton
                                           -----------------------------------
                                           Nicholas J. Sutton
                                           Chief Executive Officer

                                       The Selling Stockholder:

                                       NATURAL GAS PARTNERS, L.P.

                                       By:  G.F.W. Energy, L.P.
                                            Its: General Partner



                                            By: /s/ David R. Albin
                                                ------------------------------
                                                David R. Albin
                                                Authorized Signatory



Accepted:

Lehman Brothers Inc.


By /s/ Glen C. Warren
   -------------------------
   Authorized Representative


For itself and as Representative
of the several Underwriters named
in Schedule 1 hereto

                                   SCHEDULE 1


                                                               Number of
Underwriters                                                    Shares
------------                                                   ---------
Lehman Brothers Inc. .......................................     616,670
Merrill Lynch, Pierce, Fenner & Smith Incorporated .........     616,670
Petrie Parkman & Co. .......................................     616,670
                                                               ---------

         Total .............................................   1,850,010
                                                               =========

                                   SCHEDULE 2


                                                            Number of Shares
Name and address of Selling Stockholder                        of Stock
---------------------------------------                     ----------------
Natural Gas Partners, L.P. .................................   1,850,010
777 Main Street, Suite 2700
Ft. Worth, TX 76102-5304

         Total .............................................   1,850,010